                                                                   EXHIBIT 10.70

                                              Property Name: Centre at Woodstock
                                                             Loan No. M255999755

                            SUBSTITUTION OF GUARANTOR

THIS SUBSTITUTION OF GUARANTOR (this "Substitution Agreement") is made as of the 12th day of August, 2004, by RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Assuming Guarantor"), JAMES C. WALLACE, JR., an individual (whether one or more, "Original Guarantor"), and WELLS FARGO BANK, N.A., SUCCESSOR-BY-MERGER TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF FIRST UNION COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES FUNB SERIES 1999-C1 ("Lender").

                                    RECITALS

A. Lender is the current owner and holder of the following loan documents evidencing a loan ("Loan") made to CENTRE AT WOODSTOCK, LLC, a Georgia limited liability company ("Original Borrower") by First Union National Bank ("Original Lender"): (a) a Promissory Note (the "Note") dated June 30, 1998, in the original principal amount of $7,000,000, which Note is secured by (b) a Deed to Secure Debt and Security Agreement (the "Security Instrument") of even date therewith recorded in Deed Book 3182, Page 28, Official Records of the Real Estate Office, Cherokee County, State of Georgia ("Records"), and (c) an Assignment of Leases and Rents (the "Assignment") as recorded in Deed Book 3182, Page 95 of the Records (all such documents collectively called the "Loan Documents"), which encumber or otherwise relate to the real property and improvements and other property more fully described in the Security Instrument (the "Property").

B. In connection with the Loan, Original Guarantor represented to Original Lender that Original Guarantor was an affiliate of the Original Borrower and would derive substantial economic benefit from Original Lender making the Loan to the Original Borrower. Accordingly, Original Guarantor assumed certain liabilities and undertook certain obligations, indemnities, and agreements pursuant to the following instruments that were executed in connection with the Loan (collectively called the "Guaranty Agreements"): (1) that certain Indemnity and Guaranty Agreement of even date with the Note executed by Original Guarantor in favor of Original Lender; and (2) that certain Environmental Indemnity Agreement of even date with the Note executed by Original Borrower and Original Guarantor in favor of Lender.

C. Original Borrower has agreed to sell, and RAMCO WOODSTOCK LLC ("Assuming Borrower"), has agreed to purchase, the Property. Original Borrower and Assuming Borrower have requested that Lender consent to the sale and transfer of the Property by the Original Borrower to the Assuming Borrower, subject to the Security Agreement, the Assignment of Rents and the other Loan Documents, and subject to the assumption by the Assuming Borrower of the Loan and the obligations of the Original Borrower under the Loan Documents (the "Sale and Assumption").

D. Original Guarantor desires to be released from its obligations under the Guaranty Agreements which arise or accrue from and after the date hereof.

E. Lender has required, among other things, as a condition of its consent to the Sale and Assumption and as a condition to the release of Original Guarantor, that Assuming Guarantor assume and become obligated for the performance of each and all of the obligations and agreements of Original Guarantor under the Guaranty Agreements.

                             STATEMENT OF AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Representations of Assuming Guarantor.

      (a) Assuming Guarantor hereby represents to Lender that it is an affiliate of the Assuming Borrower and that it will derive substantial economic benefit from Lender's agreement to consent to the Sale and Assumption.

      (b) Assuming Guarantor hereby acknowledges that this Substitution Agreement is being executed in order to induce Lender to consent to the Sale and Assumption and to release Original Guarantor of liability as set forth herein, and that Lender would not consent to the Sale and Assumption or release Original Guarantor without the execution and delivery by Assuming Guarantor of this Substitution Agreement.

2. Substitution of Assuming Guarantor; Assumption of Obligations.

      (a) Assuming Guarantor is hereby substituted, in each and every respect, for Original Guarantor, in lieu of and in place of Original Guarantor with respect to each and every reference to Original Guarantor in the Guaranty Agreements and the Loan Documents.

      (b) Assuming Guarantor hereby assumes and agrees to be obligated and liable for the performance of all of the obligations, indemnities, agreements and liabilities of Original Guarantor under the Guaranty Agreements.

      (c) Assuming Guarantor agrees to pay, perform, and discharge each and every obligation of payment and performance of Original Guarantor pursuant to the Guaranty Agreements and Loan Documents.

      (d) Assuming Guarantor will abide by and be bound by the terms of the Loan Documents having reference to Original Guarantor.

 3.   Release of Original Guarantor.

      (a) Lender releases Original Guarantor from any and all liability to Lender, its successors and assigns, which may arise or accrue from and after the date of this Substitution Agreement under the Guaranty Agreements, Loan Documents, and any other documents that evidence or secure the Loan.

      (b) Notwithstanding the foregoing, Original Guarantor shall remain liable for acts or events occurring or obligations arising prior to the date of this Substitution Agreement, whether or not such acts, events or obligations are, as of the date of this Substitution Agreement known or ascertainable.

4. Release of Lender by Original Guarantor. Original Guarantor hereby releases, waives, and surrenders any and all claims, counterclaims, defenses, affirmative defenses, and other rights of setoff whatsoever, relating to acts, events, conduct, or other matters whatsoever occurring at or prior to the date hereof, that Original Guarantor might otherwise have been entitled to assert or allege against Lender for any reason under or in connection with the Loan, Guaranty Agreements, or Loan Documents, including, but not limited to, any matter related to, connected with, arising out of, or regarding this Agreement, the transfer of the Property, the payment of amounts due to Lender under the Note or the enforcement of the provisions under any of the Loan Documents. Assuming Guarantor acknowledges and agrees that the foregoing release, waiver, and surrender by Original Guarantor is binding upon Assuming Guarantor for all events arising prior to the execution of this Agreement.

5. Notices. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, Lender shall, from and after the date of this Substitution Agreement, deliver any notices to Assuming Guarantor which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by Lender thereunder at Lender's sole discretion, to Assuming Guarantor's address as follows:

                           RAMCO-GERSHENSON PROPERTIES, L.P.
                           31500 Northwestern Highway, Suite 300
                           Farmington Hills, Michigan 48334
                           Attention: Chief Financial Officer

6. Waiver by Lender. Except as expressly set forth herein, nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under the Loan Documents.

7. Relationship with Loan Documents. To the extent that this Substitution Agreement is inconsistent with the Loan Documents, this Substitution Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

8. Captions. The headings to the sections of this Substitution Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

9. Partial Invalidity. If any provision of this Substitution Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully-severable, and this Substitution Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Substitution Agreement.

10. Entire Agreement. This Substitution Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof (it being hereby acknowledged and agreed that this Substitution Agreement is not intended to address or otherwise relate to the liability or obligations of the Assuming Borrower under any of the Loan Documents). This Substitution Agreement shall not be amended unless such amendment is in writing and executed by each of the parties. This Substitution Agreement supersedes all prior negotiations regarding the subject matter hereof

11. Binding Effect. This Substitution Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by the Assuming Borrower.

12. Multiple Counterparts. This Substitution Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, when taken together, will constitute one and the same Substitution Agreement.

13. Governing Law. This Substitution Agreement shall be governed by and construed in accordance with the internal laws of the State where the Property is located, without regard to principles of conflict of law.

14. Effective Date. This Substitution Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

      IN WITNESS WHEREOF, the parties hereto have executed this Substitution Agreement to be effective as of the date first aforesaid.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                  ASSUMING GUARANTOR:

                                  RAMCO-GERSHENSON PROPERTIES, L.P.,
                                  a Delaware limited partnership

                                  By: RAMCO-GERSHENSON PROPERTIES
                                      TRUST, a Maryland real estate investment
                                      trust, its General Partner

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                  ORIGINAL GUARANTOR:

                                  ______________________________________________

                                  JAMES C. WALLACE, JR., an individual

                                    LENDER:

                                    WELLS FARGO BANK, N.A., SUCCESSOR-BY-MERGER
                                    TO NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, AS TRUSTEE FOR THE REGISTERED
                                    HOLDERS OF FIRST UNION COMMERCIAL MORTGAGE
                                    TRUST COMMERCIAL MORTGAGE PASS-THROUGH
                                    CERTIFICATES FUNB SERIES 1999-C1

                                    By: Lennar Partners, Inc.

                                    Its: Special Servicer

                                         By: ___________________________________

                                         Print Name: ___________________________

                                         Print Title: __________________________